Exhibit 10.5

TERMINATION OF
CREDIT FACILITY

This Termination (the "Termination") is being entered into on August 3, 2015 by and between QEP Midstream Partners, LP, a Delaware limited partnership ("Borrower"), and QEP Field Services, LLC, a Delaware limited liability company ("Lender").

Background:

A. Borrower and Lender had previously entered into that credit facility (the "Credit Facility") evidenced by the Credit Agreement dated as of December 2, 2014 (as amended, restated, amended and restated, supplemented or otherwise modified through the date hereof, the "Credit Agreement");

B.Pursuant to the terms of that certain Merger Agreement dated April 6, 2015, by and among Lender, Borrower, QEP Midstream Partners GP, LLC, Tesoro Logistics LP, Tesoro Logistics GP, LLC and TLLP Merger Sub LLC, Lender became the sole limited partner of Borrower;

C.Lender has contributed the indebtedness owed by Borrower under the Credit Agreement to Borrower in exchange for additional partnership interest in Borrower; and

D.Lender and Borrower therefore desire to terminate the Credit Agreement and all Loan Documents entered into under or in connection with the Credit Facility and the Credit Agreement.

Agreement:

NOW, THEREFORE, the Parties hereby agree as follows:

1.All capitalized terms used in this Termination that are not otherwise defined in this Termination shall have the meanings given to them in the Credit Agreement;

2.Borrower and Lender hereby agree that the Credit Agreement, the Credit Facility and all Loan Documents are hereby terminated effective as of the execution and delivery of this Termination by Lender and Borrower. Lender and Borrower acknowledge and agree that there were no Notes issued to evidence the indebtedness under the Credit Agreement.

[SIGNATURES APPEAR ON THE FOLLOWING PAGE]

In Witness Whereof, the undersigned, intending to be legally bound, have duly executed this Termination to be effective as set forth above:

LENDER:

QEP FIELD SERVICES, LLC

By : /s/ PHILLIP M. ANDERSON
Name : Phillip M. Anderson
Title : President

BORROWER:

QEP MIDSTREAM PARTNERS, LP

By : QEP Midstream Partners GP, LLC
Its : General Partner

By: QEP Field Services, LLC
Its: Sole Member

By : /s/ PHILLIP M. ANDERSON
Name : Phillip M. Anderson
Title : President

SIGNATURE PAGE TO TERMINATION OF QEPM CREDIT FACILITY